UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06330

Morgan Stanley Limited Duration U.S. Government Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-296-0289

Date of fiscal year end: May 31, 2014

Date of reporting period: November 30, 2013

Item 1—Report to Shareholders

Trustees

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

John H. Gernon

President and Principal Executive Officer

Stefanie V. Chang Yu

Chief Compliance Officer

Joseph C. Benedetti

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary E. Mullin

Secretary

Transfer Agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2014 Morgan Stanley

MSLSAN
786740 EXP 1.31.15

INVESTMENT MANAGEMENT

Morgan Stanley Limited Duration U.S. Government Trust

Semiannual Report

November 30, 2013

Morgan Stanley Limited Duration U.S. Government Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	7
Expense Example	8
Portfolio of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	28
U.S. Privacy Policy	30

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Morgan Stanley Limited Duration U.S. Government Trust performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today’s financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended November 30, 2013

Total Return for the 6 Months Ended November 30, 2013

Advisor Class	Class I	Barclays Capital 1-3 Year U.S. Government Bond Index[1]	Lipper Short U.S. Government Funds Index[2]
–0.16%	0.01%	0.43%	0.13%

The performance of the Fund's two share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Economic growth in the U.S. remained sluggish as year-over-year gross domestic product (GDP) growth was under 2 percent (as of the most recently reported quarter, September 30, 2013) and inflation stayed on the lower side as well. There was some improvement in the labor market as job growth was strong – despite the headwinds from fiscal tightening in 2013 – although the unemployment rate remained at 7 percent, well above the Federal Reserve’s (Fed) target rate.

Given the weaker-than-expected economic conditions last year, the Federal Open Market Committee (FOMC) had enacted various easing policies, which included another round of asset purchases, known as quantitative easing, and extending the timeline to keep the target federal funds rate on hold until the unemployment rate falls to an acceptable level. One of the key developments of the period occurred in May when the Fed announced that, conditional on positive economic data, it may start to reduce the pace of asset purchases soon. Asset prices have benefited from extremely easy central bank policies, so any suggestion of a reduction in support resulted in volatility across markets. The Fed’s economic forecasts from its June meeting further fueled anxiety by providing justification for a sooner-rather-than-later first rate hike. Interest rates rose sharply and the short to intermediate part of the yield curve steepened. However, the Fed surprised the market with its announcement in September that it would not begin to reduce the pace of asset purchases as it was concerned that fiscal conditions were weak enough to cause a slowdown in growth. Two-year Treasury yields ended the period 3 basis points lower, whereas 5- and 10-year yields increased by 32 and 58 basis points, respectively.

The U.S. housing market made solid gains, benefiting from the favorable low rate environment. Interest rate increases over the summer did, however, reduce purchase activity. The primary mortgage rate ended the period at 4.29 percent, up from lows of 3.37 percent earlier in the year. The most recent S&P/Case-Shiller Home Price Index number was up roughly 13 percent from a year prior. Rising home prices are generally indicative of a housing recovery, although the pace is not expected to continue.

Fixed-rate agency mortgage performance was mixed. Concerns about the Fed’s tapering of mortgage purchases led to strong underperformance in the sector at the beginning of the period. However, performance was more variable across mortgages after the FOMC announced the purchase program would continue in the near term. Prepayments slowed down considerably towards the end of the period as the increase in rates led to a large decrease in refinancing activity.

Performance Analysis

All share classes of Morgan Stanley Limited Duration U.S. Government Trust underperformed the Barclays Capital 1-3 Year U.S. Government Bond Index (the “Index”) and the Lipper Short U.S. Government Funds Index for the six months ended November 30, 2013.

The portfolio’s allocation to agency commercial mortgage-backed securities benefited performance as spreads in this segment narrowed during the period. The portfolio’s positioning in agency mortgage-backed securities also contributed to performance. Detractors from performance included an underweight to agency debt, as well as a small overweight to the intermediate part of the yield curve versus an underweight at the shorter end of the curve.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION+ as of 11/30/13
U.S. Treasury Securities	40.7%
Agency Fixed Rate Mortgages	22.0
Agency Adjustable Rate Mortgages	12.9
Collateralized Mortgage Obligations – Agency Collateral Series	11.2
Short-Term Investments	6.4
U.S. Agency Securities	3.1
Sovereign	1.9
Agency Bond – Banking (FDIC Guaranteed)	0.7
Agency Bond – Consumer Discretionary (U.S. Government Guaranteed)	0.6
Asset-Backed Security	0.5

LONG-TERM CREDIT ANALYSIS as of 11/30/13
AAA	8.8%
AA	89.0
Not Rated	2.2

+ Does not include open short futures contracts with an underlying face amount of $17,626,688 with net unrealized depreciation of $8,945. Does not include an open swap agreement with total unrealized depreciation of $76,573.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled “Not Rated’ have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are obtained from Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Services, Inc (“Moody’s”) or Fitch Ratings (“Fitch”). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, the Investment Adviser has deemed them to be of comparable quality. Ratings from Moody’s or Fitch, when used, are converted into their equivalent S&P rating.

Morgan Stanley is a full- service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund invests substantially all of its net assets in securities issued by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury securities and Treasury Inflation Protected Securities (“TIPS”), and zero coupon securities. The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., seeks to maintain an overall duration of the Fund’s portfolio of three years or less.

For More Information

About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Average Annual Total Returns — Period Ended November 30, 2013

	Advisor Class Shares (since 08/13/91)		Class I Shares (since 05/29/13)
Symbol	LDTRX		MLDUX
1 Year	–0.56%[3]		—
5 Years	1.35	[3]	—
10 Years	2.21	[3]	—
Since Inception	3.71	[3]	–0.09%[3]
Gross Expense Ratio	0.73		0.48

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for the Advisor Class and Class I shares will vary due to differences in expenses. Expense ratio is as of the Fund’s fiscal year end as outlined in the Fund’s current prospectus. Returns for periods less than one year are not annualized.

1)	The Barclays Capital 1-3 Year U.S. Government Bond Index is a sub-index of the Barclays Capital U.S. Government Bond Index and is comprised of Agency and Treasury securities with maturities of one to three years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2)	The Lipper Short U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short U.S. Government Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Fund was in the Lipper Short U.S. Government Funds classification as of the date of this report.

3)	Figure shown assumes reinvestment of all distributions. There are no sales charges.

Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including advisory fees, administration fees, shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 06/01/13 – 11/30/13.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads).

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	06/01/13	11/30/13	06/01/13 – 11/30/13
Advisor Class
Actual (–0.16% return)	$1,000.00	$998.40	$4.06
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.01	$4.10
Class I
Actual (0.01% return)	$1,000.00	$1,000.10	$3.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.71	$3.40

@	Expenses are equal to the Fund’s annualized expense ratios of 0.81%, and 0.66% for the Advisor Class and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). If Class I had borne all of its expenses, the annualized expense ratio would have been 0.67%

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments■November 30, 2013 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Adjustable Rate Mortgages (13.2%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
$760		2.32%	06/01/38	$810,393
656		2.386	08/01/35	700,303
1,421		2.43	03/01/37	1,524,208
969		2.433	01/01/36	1,035,650
718		2.536	07/01/38	759,611
1,004		2.554	05/01/40	1,056,767
995		2.558	07/01/38	1,071,915
234		2.564	07/01/36	247,548
971		2.638	09/01/35	1,021,574
657		4.462	09/01/40	689,536
331		5.669	06/01/37	353,401
	Federal National Mortgage Association, Conventional Pools:
728		2.335	05/01/35	773,419
517		2.391	09/01/38	544,548
1,136		2.454	10/01/35	1,193,891
901		2.482	09/01/38	953,996
1,061		2.557	10/01/39	1,121,088
815		2.604	05/01/39	863,760
1,132		2.635	10/01/37	1,206,768
468		2.986	07/01/39	499,367
388		3.135	09/01/39	413,068
	Government National Mortgage Association, Various Pools:
534		3.00	11/20/39 – 02/20/40	556,241

	Total Agency Adjustable Rate Mortgages (Cost $17,475,935)			17,397,052

	Agency Bond – Banking (FDIC Guaranteed) (0.7%)
880	NCUA Guaranteed Notes (Cost $878,777)	1.40	06/12/15	894,890

	Agency Bond – Consumer Discretionary (U.S. Government Guaranteed) (0.6%)
852	Safina Ltd. (Cost $851,831)	2.00	12/30/23	844,788

	Agency Fixed Rate Mortgages (22.6%)
	Federal Home Loan Mortgage Corporation, Gold Pools:
4,166		4.00	11/01/41 – 11/01/42	4,312,054
1,357		4.50	12/01/24	1,457,883
68		7.50	05/01/35	79,350
37		8.00	08/01/32	45,131
39		8.50	08/01/31	48,791
	Federal National Mortgage Association, Conventional Pools:
1,907		4.00	06/01/24 – 11/01/41	2,033,327

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments■November 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$2,952		4.50%	06/01/24 – 11/01/40	$3,150,678
6,288		5.00	12/01/23 – 03/01/41	6,855,450
3,275		5.50	05/01/41	3,602,277
658		6.00	02/01/37	728,290
453		6.50	12/01/36	503,284
546		7.00	04/01/32 – 03/01/37	627,731
89		7.50	08/01/37	105,181
158		8.00	04/01/33	188,740
68		8.50	10/01/32	82,479
	December TBA:
2,060	(a)	3.00	12/01/28	2,123,409
1,790	(a)	3.50	12/01/28	1,886,632
206	(a)	5.00	12/01/43	223,977
	Government National Mortgage Association, Various Pools:
355		4.00	04/20/42	375,560
395		6.00	11/15/38	438,779
480		7.50	11/15/32	563,830
294		8.50	07/15/30	340,898

	Total Agency Fixed Rate Mortgages (Cost $29,656,919)			29,773,731

	Asset-Backed Security (0.5%)
730	United States Small Business Administration (Cost $729,591)	2.245	09/10/22	713,679

	Collateralized Mortgage Obligations – Agency Collateral Series (11.6%)
	Federal Home Loan Mortgage Corporation
1,025		1.426	08/25/17	1,035,986
831		1.437	01/25/19	841,453
334		1.56	10/25/18	339,662
797		1.615	09/25/18	811,617
2,450		1.655	11/25/16	2,500,172
1,589		1.691	06/25/18	1,622,079
929		1.776	04/25/18	949,508
736		1.781	10/25/20	743,059
328		1.873	01/25/18	336,054
843		1.883	05/25/19	839,482
810		2.061	10/25/20	825,050
265		2.086	03/25/19	267,125
638		2.257	10/25/20	654,295
320		2.303	09/25/18	327,870
285		2.323	10/25/18	291,914
	Federal National Mortgage Association
874		0.595	08/25/15	873,136
522		0.953	11/25/15	525,030

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments■November 30, 2013 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$1,030		1.083%	02/25/16	$1,038,981
1,783	Government National Mortgage Association, IO	6.633(b)	08/16/36	395,539

	Total Collateralized Mortgage Obligations – Agency Collateral Series (Cost $14,966,083)			15,218,012

	Agency Bonds – Sovereign (U.S. Government Guaranteed) (2.0%)
1,705	Hashemite Kingdom of Jordan Government AID Bond	2.503	10/30/20	1,702,593
885	Tunisia Government AID Bonds	1.686	07/16/19	870,329

	Total Agency Bonds – Sovereign (U.S. Government Guaranteed) (Cost $2,590,000)			2,572,922

	U.S. Agency Securities (3.2%)
1,600	Federal Home Loan Mortgage Corporation	1.25	10/02/19	1,534,730
	Private Export Funding Corp.
490		1.375	02/15/17	497,541
2,300		1.45	08/15/19	2,221,276

	Total U.S. Agency Securities (Cost $4,328,645)			4,253,547

	U.S. Treasury Securities (41.7%)
	U.S. Treasury Notes
9,000		0.25	12/15/15	8,993,322
12,600		1.00	09/30/16	12,774,233
16,000		1.50	06/30/16	16,448,128
11,000		1.875	06/30/15	11,287,034
5,400		2.25	01/31/15	5,530,674

	Total U.S. Treasury Securities (Cost $54,929,400)			55,033,391

	Short-Term Investments (6.5%)
	U.S. Treasury Securities (0.3%)
	U.S. Treasury Bills
10	(c)(d)	0.035	01/30/14	10,000
350	(c)(d)	0.074	01/30/14	349,990

	Total U.S. Treasury Securities (Cost $359,957)			359,990

NUMBER OF SHARES (000)
	Investment Company (6.2%)
8,239	Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Class (See Note 6) (Cost $8,238,700)			8,238,700

	Total Short-Term Investments (Cost $8,598,657)			8,598,690

	Total Investments (Cost $135,005,838) (e)		102.6%	135,300,702
	Liabilities in Excess of Other Assets		(2.6)	(3,460,245)

	Net Assets		100.0%	$131,840,457

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust

Portfolio of Investments■November 30, 2013 (unaudited)  continued

AID	Agency for International Development.
FDIC	Federal Deposit Insurance Corporation.
IO	Interest Only.
NCUA	National Credit Union Administration.
TBA	To Be Announced.
(a)	Security is subject to delayed delivery.
(b)	Variable/Floating Rate Security – Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on November 30, 2013.
(c)	Rate shown is the yield to maturity at November 30, 2013.
(d)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(e)	Securities are available for collateral in connection with securities purchased on a forward commitment basis, open futures contracts and a swap agreement.

Futures Contracts Open at November 30, 2013:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
28	Short	U.S. Treasury 5 yr. Note, Mar-14	$(3,385,813)	$(2,031)
37	Short	U.S. Treasury Long Bond, Mar-14	(4,837,750)	(8,672)
75	Short	U.S. Treasury 10 yr. Note, Mar-14	(9,403,125)	1,758

		Net Unrealized Depreciation		$(8,945)

Interest Rate Swap Agreement Open at November 30, 2013:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Morgan Stanley & Co., LLC.*	$19,059	3 Month LIBOR	Receive	0.48%	08/01/15	$(76,573)

LIBOR	London Interbank Offered Rate.
*	Centrally cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC.

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust

Financial Statements

Statement of Assets and Liabilities November 30, 2013 (unaudited)

Assets:
Investments in securities, at value (cost $126,767,138)	$127,062,002
Investment in affiliate, at value (cost $8,238,700)	8,238,700

Total investments in securities, at value (cost $135,005,838)	135,300,702
Receivable for:
Interest and paydown	625,528
Shares of beneficial interest sold	295,157
Variation margin on open futures contracts	9,730
Variation margin on open swap agreements	851
Dividends from affiliate	170
Prepaid expenses and other assets	49,357

Total Assets	136,281,495

Liabilities:
Payable for:
Investments purchased	4,235,580
Shares of beneficial interest redeemed	38,119
Advisory fee	29,119
Shareholder services fee	27,340
Transfer agent fee	20,496
Dividends to shareholders	12,106
Administration fee	8,781
Accrued expenses and other payables	69,497

Total Liabilities	4,441,038

Net Assets	$131,840,457

Composition of Net Assets:
Paid-in-capital	$193,446,203
Net unrealized appreciation	209,346
Dividends in excess of net investment income	(717,231)
Accumulated net realized loss	(61,097,861)

Net Assets	$131,840,457

Advisor Class Shares:
Net Assets	$131,179,847
Shares Outstanding (unlimited shares authorized, $0.01 par value)	14,392,219
Net Asset Value Per Share	$9.11

Class I Shares:
Net Assets	$660,610
Shares Outstanding (unlimited shares authorized, $0.01 par value)	72,454
Net Asset Value Per Share	$9.12

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust

Financial Statements  continued

Statement of Operations For the six months ended November 30, 2013 (unaudited)

Net Investment Income:
Income
Interest	$910,191
Dividends from affiliate (Note 6)	1,119

Total Income	911,310

Expenses
Advisory fee (Note 4)	204,642
Shareholder services fee (Advisor Class shares) (Note 5)	188,840
Professional fees	68,671
Administration fee (Note 4)	60,635
Shareholder reports and notices	22,889
Registration fees	20,395
Transfer agent fees and expenses	10,564
Transfer agent fees and expenses (Advisor Class shares)	1,089
Transfer agent fees and expenses (Class I shares)	293
Custodian fees	10,661
Sub transfer agent fees and expenses (Advisor Class shares)	8,763
Sub transfer agent fees and expenses (Class I shares)	4
Trustees’ fees and expenses	4,665
Other	14,943

Total Expenses	617,054
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(3,772)

Net Expenses	613,282

Net Investment Income	298,028

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(743,045)
Futures contracts	264,358
Swap agreements	12,907

Net Realized Loss	(465,780)

Change in Unrealized Appreciation (Depreciation) on:
Investments	25,937
Futures contracts	(69,487)
Swap agreements	(76,573)

Net Change in Unrealized Appreciation (Depreciation)	(120,123)

Net Loss	(585,903)

Net Decrease	$(287,875)

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust

Financial Statements  continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED NOVEMBER 30, 2013	FOR THE YEAR ENDED MAY 31, 2013
	(unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment income	$298,028	$1,011,408
Net realized gain (loss)	(465,780)	902,097
Net change in unrealized appreciation (depreciation)	(120,123)	(1,937,119)

Net Decrease	(287,875)	(23,614)

Dividends to Shareholders from Net Investment Income:
Advisor Class shares*	(1,071,666)	(2,954,762)
Class I shares**	(4,000)	(1)

Total Dividends	(1,075,666)	(2,954,763)

Net decrease from transactions in shares of beneficial interest	(43,958,539)	(24,955,154)

Net Decrease	(45,322,080)	(27,933,531)

Net Assets:
Beginning of period	177,162,537	205,096,068

End of Period
(Including dividends in excess of net investment income of $(717,231) and accumulated undistributed net investment income of $60,407, respectively)	$131,840,457	$177,162,537

*	Effective May 29, 2013, existing Fund shares were renamed Advisor Class shares.
**	Commencement of Operations on May 29, 2013.

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Financial Statements ■ November 30, 2013 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Limited Duration U.S. Government Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to seek current income, preservation of principal and liquidity. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991. Effective May 29, 2013, existing Fund shares were renamed Advisor Class shares, and the Fund commenced offering of Class I shares.

The Fund offers two classes of shares, Advisor Class shares and Class I shares. Advisor Class shares are offered to the general public and Class I shares are offered only to a limited number of investors. Additionally, Advisor Class shares incur shareholder services fees.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Board of Trustees (the “Trustees”). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (7) short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities’ fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Financial Statements ■ November 30, 2013 (unaudited)  continued

Under procedures approved by the Trustees, the Fund’s Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

D. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund’s commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Financial Statements ■ November 30, 2013 (unaudited)  continued

lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Financial Statements ■ November 30, 2013 (unaudited)  continued

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2013.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$17,397,052	$—	$17,397,052
Agency Bond – Banking (FDIC Guaranteed)	—	894,890	—	894,890
Agency Bond – Consumer Discretionary (U.S. Government Guaranteed)	—	844,788	—	844,788
Agency Bonds – Sovereign (U.S. Government Guaranteed)	—	2,572,922	—	2,572,922
Agency Fixed Rate Mortgages	—	29,773,731	—	29,773,731
Asset-Backed Security	—	713,679	—	713,679
Collateralized Mortgage Obligations – Agency Collateral Series	—	15,218,012	—	15,218,012
U.S. Agency Securities	—	4,253,547	—	4,253,547
U.S. Treasury Securities	—	55,033,391	—	55,033,391
Total Fixed Income Securities	—	126,702,012	—	126,702,012
Short-Term Investments
U.S. Treasury Securities	—	359,990	—	359,990
Investment Company	8,238,700	—	—	8,238,700
Total Short-Term Investments	8,238,700	359,990	—	8,598,690
Futures Contracts	1,758	—	—	1,758
Total Assets	8,240,458	127,062,002	—	135,302,460
Liabilities:
Futures Contracts	(10,703)	—	—	(10,703)
Interest Rate Swap Agreement	—	(76,573)	—	(76,573)
Total Liabilities	(10,703)	(76,573)	—	(87,276)
Total	$8,229,755	$126,985,429	$—	$135,215,184

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of November 30, 2013, the Fund did not have any investments transfer between investment levels.

3. Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Financial Statements ■ November 30, 2013 (unaudited)  continued

imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures    A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract.

Swaps    The Fund may enter into over-the-counter (“OTC”) swap contracts or centrally cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Financial Statements ■ November 30, 2013 (unaudited)  continued

specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Centrally cleared swap transactions help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearing house rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and centrally cleared swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with “Due from (to) broker” in the Statement of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall (“ASC 815”), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of November 30, 2013.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$1,758	†	Variation margin on open futures contracts	$(10,703	)†
Interest Rate Risk	Variation margin on open swap agreement	—		Variation margin on open swap agreement	(76,573	)†

		$1,758			$(87,276)

†	Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day’s net variation margin is reported within the Statement of Assets and Liabilities.

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Financial Statements ■ November 30, 2013 (unaudited)  continued

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended November 30, 2013 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$264,358	$12,907

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES	SWAPS
Interest Rate Risk	$(69,487)	$(76,573)

For the six months ended November 30, 2013, the average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$32,467,559
Swap Agreements:
Average monthly notional amount	$15,882,500

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.27% to the portion of the daily net assets not exceeding $1 billion and 0.25% to the portion of the daily net assets exceeding $1 billion. For the six months ended November 30, 2013, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.27% of the Fund’s daily net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Shareholder Services Plan

The Fund has adopted a Shareholder Services Plan (the “Plan”), pursuant to which the Advisor Class shares may pay Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of the Adviser and Administrator, as compensation for the provision of services to shareholders a service fee up to the rate of 0.25% on an annualized basis of the average daily net assets of the Advisor Class. For the six months ended November 30, 2013, the shareholder services fee was accrued at the annual rate of 0.25%.

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Financial Statements ■ November 30, 2013 (unaudited)  continued

6. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended November 30, 2013, aggregated $82,079,238 and $128,522,906, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended November 30, 2013, advisory fees paid were reduced by $3,772 relating to the Fund’s investment in the Liquidity Funds.

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended November 30, 2013 is as follows:

VALUE MAY 31, 2013	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE NOVEMBER 30, 2013
$8,605,292	$48,742,804	$49,109,396	$1,119	$8,238,700

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Administrator and Distributor, was the Fund’s transfer agent. Effective July 1, 2013, the Trustees approved changing the transfer agent to Boston Financial Data Services, Inc.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended November 30, 2013, included in “Trustees’ fees and expenses” in the Statement of Operations amounted to $2,513. At November 30, 2013, the Fund had an accrued pension liability of $57,752, which is included in “Accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Financial Statements ■ November 30, 2013 (unaudited)  continued

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency (“FHFA”) serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED NOVEMBER 30, 2013		FOR THE YEAR ENDED MAY 31, 2013* **
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
ADVISOR CLASS SHARES
Sold	1,755,948	$16,039,291	10,707,241	$99,518,712
Reinvestment of dividends	117,108	1,068,335	317,529	2,946,915
Redeemed	(6,752,987)	(61,720,707)	(13,740,696)	(127,430,781)

Net decrease – Advisor Class	(4,879,931)	(44,613,081)	(2,715,926)	(24,965,154)

CLASS I SHARES
Sold	137,807	1,262,007	1,087 ***	10,000 ***
Reinvestment of dividends	425	3,881	—	—
Redeemed	(66,865)	(611,346)	—	—

Net increase – Class I	71,367	654,542	1,087 ***	10,000 ***

Net decrease in Fund	(4,808,564)	$(43,958,539)	(2,714,839)	$(24,955,154)

*	Effective May 29, 2013, existing Fund shares were renamed Advisor Class shares.
**	Commencement of Operations of Class I shares on May 29, 2013.
***	For the period May 29, 2013 through May 31, 2013.

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Financial Statements ■ November 30, 2013 (unaudited)  continued

9. Federal Income Tax Status

It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in ‘‘Other Expenses” in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended May 31, 2013, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2013 and 2012 was as follows:

2013 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2012 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$2,954,763	$3,627,398

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to losses on paydowns, tax adjustments on swaps and debt securities sold by the Fund and an expired capital loss carryforward, resulted in the following reclassifications among the Fund’s components of net assets at May 31, 2013:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$1,985,395	$17,648,995	$(19,634,390)

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Financial Statements ■ November 30, 2013 (unaudited)  continued

At May 31, 2013, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$136,039	—

At November 30, 2013, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,259,740 and the aggregate gross unrealized depreciation is $964,876 resulting in net unrealized appreciation of $294,864.

At May 31, 2013, the Fund had available for Federal income tax purposes unused long term capital losses of $900,331 that do not have an expiration date.

In addition, at May 31, 2013, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

AMOUNT	EXPIRATION
$41,142,206	May 31, 2014
11,216,366	May 31, 2015
5,062,831	May 31, 2018
535,938	May 31, 2019

Capital loss carryforwards of $19,634,390 expired during the year ended May, 31 2013.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended May 31, 2013, the Fund deferred to June 1, 2013 for U.S. Federal income tax purposes the following losses:

POST-OCTOBER CURRENCY AND SPECIFIED ORDINARY LOSSES	POST-OCTOBER CAPITAL LOSSES
—	$847,299

10. Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services — Investment Companies (Topic 946) — Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be

Morgan Stanley Limited Duration U.S. Government Trust

Notes to Financial Statements ■ November 30, 2013 (unaudited)  continued

characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Fund, management expects that the impact of the Fund’s adoption will be limited to additional financial statement disclosures.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

Morgan Stanley Limited Duration U.S. Government Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED NOVEMBER 30, 2013		FOR THE YEAR ENDED MAY 31,
			2013*		2012		2011		2010^		2009^
	(unaudited)
Advisor Class Shares
Selected Per Share Data:

Net asset value, beginning of period	$9.19		$9.33		$9.36		$9.36		$9.33		$9.25

Income (loss) from investment operations:
Net investment income	0.02		0.03		0.09		0.09		0.10		0.23
Net realized and unrealized gain (loss)	(0.04)		(0.04)		0.04		0.07		0.08		0.13

Total income (loss) from investment operations	(0.02)		(0.01)		0.13		0.16		0.18		0.36

Less dividends from net investment income	(0.06)		(0.13)		(0.16)		(0.16)		(0.15)		(0.28)

Net asset value, end of period	$9.11		$9.19		$9.33		$9.36		$9.36		$9.33

Total Return(1)	(0.16	)%(4)	(0.07)%		1.44%		1.75%		2.00%		3.93%

Ratios to Average Net Assets:
Net expenses	0.81	%(2)(5)	0.72	%(2)	0.74	%(2)	0.71	%(2)	0.70	%(2)	0.76	%(2)
Net investment income	0.39	%(2)(5)	0.49	%(2)	0.97	%(2)	1.15	%(2)	1.21	%(2)	2.72	%(2)
Rebate from Morgan Stanley affiliate	0.00	%(3)(5)	0.01%		0.01%		0.00	%(3)	0.01%		0.03%

Supplemental Data:
Net assets, end of period, in thousands	$131,180		$177,153		$205,096		$217,528		$290,566		$173,826
Portfolio turnover rate	55	%(4)	171%		182%		99%		150%		237%

*	Effective May 29, 2013, existing Fund shares were renamed Advisor Class shares.
^	Beginning with the year ended May 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	Calculated based on the net asset value as of the last business day of the period.
(2)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(3)	Amount is less than 0.005%.
(4)	Not annualized.
(5)	Annualized.

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust

Financial Highlights  continued

	FOR THE SIX MONTHS ENDED NOVEMBER 30, 2013		FOR THE PERIOD MAY 29, 2013** THROUGH MAY 31, 2013
	(unaudited)
Class I Shares
Selected Per Share Data:

Net asset value, beginning of period	$9.19		$9.20

Income (loss) from investment operations:
Net investment income	0.02		0.00	(1)
Net realized and unrealized loss	(0.02)		(0.01)

Total Income (loss) from investment operations	0.00	(1)	(0.01)

Less dividends from net investment income	(0.07)		(0.00	) (1)

Net asset value, end of period	$9.12		$9.19

Total Return(2)	0.01	%(4)	(0.10	)%(4)

Ratios to Average Net Assets:
Net expenses	0.66	%(3)(5)	0.44	%(3)(5)
Net investment income	0.33	%(3)(5)	1.00	%(3)(5)
Rebate from Morgan Stanley affiliate	0.01	%(5)	0.01	%(5)

Supplemental Data:
Net assets, end of period, in thousands	$661		$10
Portfolio turnover rate	55	%(4)	171	%(5)

**	Commencement of Operations.
(1)	Amount is less than $0.005.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(4)	Not annualized.
(5)	Annualized.

See Notes to Financial Statements

Morgan Stanley Limited Duration U.S. Government Trust

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds (“us”, “our”, “we”).

We are required by federal law to provide you with notice of our U.S. privacy policy (“Policy”). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as “personal information.” We also use the term “affiliated company” in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley Limited Duration U.S. Government Trust

U.S. Privacy Policy (unaudited)  continued

1.   What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•

We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.   When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies.    We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.    We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

Morgan Stanley Limited Duration U.S. Government Trust

U.S. Privacy Policy (unaudited)  continued

3.  How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6.  How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies’ use of personal information for marketing purposes, as described in this notice, you may do so by:

•	Calling us at (800) 548-7786

Monday-Friday between 8a.m. and 5p.m. (EST)

Morgan Stanley Limited Duration U.S. Government Trust

U.S. Privacy Policy (unaudited)  continued

•	Writing to us at the following address:

Boston Financial Data Services, Inc.

c/o Privacy Coordinator

P.O. Box 219804

Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Morgan Stanley Limited Duration U.S. Government Trust

U.S. Privacy Policy (unaudited)  continued

Special Notice to Residents of Vermont

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a)	Refer to Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Limited Duration U.S. Government Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
January 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
January 21, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
January 21, 2014

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